                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.
33-54479 and No. 333-101903 of MAXXAM Inc. on Form S-8 of our report dated March
26, 2004 appearing in this Annual Report on Form 10-K of MAXXAM Inc. for the year ended December 31, 2003.

DELOITTE & TOUCHE LLP
Houston, Texas
March 26, 2004